SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1

                                    FORM S-6

                               File No. 333-84121

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                               N-8B-2 (811-09515)

A.         Exact name of trust:       American Enterprise Variable Life Account

B.         Name of depositor:        AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

D. Name and complete address of agent for service:

                  Mary Ellyn Minenko, Esq.
                  IDS Life Insurance Company
                  IDS Tower 10
                  Minneapolis, MN 55440-0010

E. Title of securities being registered:

                  Flexible Premium Variable Life Insurance Policy

F.         Approximate date of proposed public offering: not applicable

It is proposed that this filing become effective (check appropriate box)

[ ] immediately  upon  filing  pursuant  to  paragraph  (b)
[X] on May 1,  2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

May 1, 2000

American Express Signature Variable Universal Life, a flexible premium variable life insurance policy

American Enterprise Variable Life Account

Issued by:     American Enterprise Life Insurance Company
               Administrative Offices:
               829 AXP Financial Center
               Minneapolis, MN 55474
               Telephone: 800-333-3437

This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.

Table of Contents

The Policy in Brief                                            3

Loads, Fees and Charges                                        6

Purchasing Your Policy                                        14

Keeping the Policy in Force                                   16

The Variable Account                                          17

The Funds                                                     18

Rates of Return of the Subaccounts                            24

The Fixed Account                                             27

Policy Value                                                  28

Policy Value Credits                                          30

Proceeds Payable Upon Death                                   31

Transfers between the Fixed Account and Subaccounts           35

Policy Loans                                                  38

Policy Surrenders                                             40

Optional Insurance Benefits                                   42

Payment of Policy Proceeds                                    42

Federal Taxes                                                 45

American Enterprise Life                                      48

Management of American Enterprise Life                        50

Other Information                                             51

Policy Illustrations                                          52

Key Terms                                                     56

The Policy in Brief

Loads, fees and charges: You pay the following charges, either indirectly (as deductions from the underlying funds), or directly (such as deductions from your premium payments or from your policy value). These charges primarily compensate American Enterprise Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

o Fund expenses -- apply only to the underlying funds and consists of investment management fees, 12b-1 fees, taxes, brokerage commissions and nonadvisory expenses ranging from 0.65% to 1.56% in total expenses. (p.6)

o Premium expense charge -- 3% deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes.

o Monthly deduction -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, administrative expenses and optional insurance benefits; includes a $7 per month administrative charge.

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years and for 15 years after requesting an increase in the specified amount. The maximum surrender charge ranges from $6.84 to $57.75 per thousands of dollars of the initial specified amount and any increase in the specified amount and is based on the insured's age, sex and risk classification.

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.

o Mortality and expense risk charge -- applies only to the subaccounts equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

Purchasing your policy: To apply, send a completed application and premium payment to American Enterprise Life's office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p.14)

Right to examine policy: You may return your policy for any reason and receive a refund of your policy value, less indebtedness, plus any premium expense charges or monthly deductions taken by mailing us the policy and a written request for cancellation by the 20th day after you receive it. In Hawaii, Illinois, Virginia, Minnesota, Missouri, North Carolina, South Carolina, Washington and Wisconsin, you will receive a full refund of all premiums paid. (p.14)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Internal Revenue Code of 1986, as amended (the Code). (p.15)

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force five policy years. The feature is in effect if you meet certain premium requirements. (p.16)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.16)

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to American Enterprise Life and the payment of a sufficient premium. (p.16)

Purpose: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

     The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p.17)

     The fixed account, which earns interest at rates that are adjusted periodically by American Enterprise Life. This rate will never be lower than 4.0%. (p.27)

Policy value credits: Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value. (p.30)

Proceeds payable upon death: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

On or after the insured's attained insurance age 100, the proceeds payable upon the death of the insured will be the cash surrender value.(p.31)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You also can arrange for automated transfers among the fixed account and subaccounts. (p.35)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p.38)

Policy surrenders: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges.
(p.40)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account.

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p.42)

Federal taxes: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 591/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.45)

Loads, Fees and Charges

Policy charges compensate American Enterprise Life for:

o  providing the insurance benefits of the policy;

o  issuing the policy;

o  administering the policy;

o  assuming certain risks in connection with the policy; and

o  distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


Annual operating expenses of the funds (after fee waivers and/or expense reimbursement, if applicable, as a percentage of average daily net assets)

                                            Management     12b-1       Other
                                               Fees        Fees       Expenses     Total
AXP(SM) Variable Portfolio -

   Blue Chip Advantage Fund                      .56%         .13          .26        .95%(1)

   Bond Fund                                     .60%         .13          .08        .81%(2)

   Capital Resource Fund                         .60%         .13          .06        .79%(2)

   Cash Management Fund                          .51%         .13          .05        .69%(2)

   Diversified Equity Income Fund                .56%         .13          .26        .95%(1)

   Extra Income Fund                             .62%         .13          .08        .83%(2)

   Federal Income Fund                           .61%         .13          .14        .88%(1)

   Growth Fund                                   .63%         .13          .19        .95%(1)

   Managed Fund                                  .59%         .13          .04        .76%(2)

   New Dimensions Fund(R)                        .61%         .13          .07        .81%(2)

   Small Cap Advantage Fund                      .79%         .13          .31       1.23%(1)

AIM V.I.

   Capital Appreciation Fund                     .62%          --          .11        .73%(3)

   Capital Development Fund                       --%          --         1.23       1.23%(3,4)

   Value Fund                                    .61%          --          .15        .76%(3)

Alliance VP

   Premier Growth Portfolio (Class B)           1.00%         .25          .04       1.29%(5)

   Technology Portfolio (Class B)                .71%         .25          .24       1.20%(5)

   U.S. Government/High Grade Securities
   Portfolio (Class B)                           .60%          .25         .30       1.15%(5)



Annual operating expenses of the funds (after fee waivers and/or expense reimbursement, if applicable, as a percentage of average daily net assets)

                                                       Management       12b-1        Other
                                                          Fees          Fees        Expenses     Total
Baron Funds

   Baron Capital Asset Fund                                1.00%           .25           .25       1.50%(6)

Fidelity VIP

   III Growth & Income Portfolio (Service Class)            .48%           .10           .12        .70%(7)

   III Mid Cap Portfolio (Service Class)                    .57%           .10           .40       1.07%(8)

   Overseas Portfolio (Service Class)                       .73%           .10           .18       1.01%(7)

FTVIPT

   Franklin Real Estate Fund - Class 2                      .56%           .25           .02        .83%(9)

   Mutual Shares Securities Fund - Class 2                  .60%           .25           .19       1.04%(10)

   Templeton International Smaller Companies Fund -
   Class 2                                                  .85%           .25           .26       1.36%(11)

Goldman Sachs VIT

   Capital Growth Fund                                      .75%           --            .25       1.00%(12)

   CORE(SM) U.S. Equity Fund                                .70%           --            .20        .90%(12)

   Global Income Fund                                       .90%           --            .25       1.15%(12)

   International Equity Fund                               1.00%           --            .35       1.35%(12)

J.P. Morgan

   U.S. Disciplined Equity Portfolio                        .35%           --            .50        .85%(13)

Lazard Retirement Services

   Equity Portfolio                                         .75%           .25           .25       1.25%(14)

   International Equity Portfolio                           .75%           .25           .25       1.25%(14)

MFS(R)

   New Discovery Series                                     .90%           --            .17       1.07%(15,16)

   Research Series                                          .75%           --            .11        .86%(15)

   Utilities Series                                         .75%           --            .16        .91%(15)

Putnam Variable Trust

   Putnam VT Growth and Income Fund - Class IB Shares       .46%           .15           .04        .65%(3)

   Putnam VT International Growth Fund - Class IB Shares    .80%           .15           .22       1.17%(3)

   Putnam VT International New Opportunities Fund -
   Class IB Shares                                         1.08%           .15           .33       1.56%(3)

Royce

   Micro-Cap Portfolio                                     1.25%           --            .10       1.35%(17)

   Premier Portfolio                                       1.00%           --            .35       1.35%(17)

Wanger

   International Small Cap                                 1.25%           --            .24       1.49%(18)

   U.S. Small Cap                                           .95%           --            .07       1.02%(18)

Warburg Pincus Trust -

   Emerging Growth Portfolio                                --             --           1.40       1.40%(19)


 1 Based on estimated expenses after fee waivers and expense reimbursements. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.39% and 1.08% for AXP(SM) Variable Portfolio - Blue Chip Advantage
and AXP(SM) Variable Portfolio - Diversified Equity Income Funds, 0.26% and 1.00% for AXP(SM) Variable Portfolio - Federal Income Fund, 0.32% and 1.08% for AXP(SM) Variable Portfolio - Growth Fund and 0.43% and 1.35% for AXP(SM) Variable Portfolio - Small Cap Advantage Fund.
 2 The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 1999 restated to include a Rule 12b-1 distribution fee of .125% that went into effect Sept. 21, 1999.
 3 Figures in "Management Fees", "12b-1 Fees", "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.
 4 Had there been no fee waiver or expenses reimbursements, expenses would have been: 0.75%, 0.00%, 2.67% and 3.42%.
 5 Figures in "Management Fees", "12b-1 Fees". "Other Expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 1999. Absent fee waivers and expense reimbursements "Management Fees", "12b-1 Fees", "Other Expenses" and "Total" would be 1.00%, 0.25%, 0.27% and 1.52% for Alliance Technology Portfolio.
 6 The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period Jan. 1, 1999 through Dec. 31, 1999 would have been 1.88%.
 7 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable funds' expenses. With these reductions, "Other Expenses" and "Total expenses" presented in the table would have been 0.11% and 0.69% for Growth & Income Portfolio and 0.15% and 0.98% for Overseas Portfolio.
 8 FMR agreed to reimburse a portion Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, distribution & service fee (12b-1), other expenses and total expenses would have been 0.57%, 0.10%, 2.74% and 3.41%, respectively.
 9 Previously Franklin Real Estate Securities Fund. The fund administration fee is paid indirectly through the management fee. The fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
10 On Feb. 8, 2000, a merger and reorganization was approved that combined the fund with a similar fund of Templeton Variable Products Series Fund, effective May 1, 2000. The table shows total expenses based on the fund's as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after May 1, 2000 would be estimated as:
Management Fees, 0.60%, 12b-1 Fees 0.25%, Other Expenses 0.19%, and Total 1.04%. The fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
11 The fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
12 The fund's expenses are based on estimated expenses for the fiscal year ended Dec. 31, 2000. Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers, have voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each fund's respective average daily net assets. Without the limitations described above, "Other Expenses" and "Total" of the funds would be as follows: 0.94% and 1.69% for Capital Growth Fund, 1.78% and 2.68% for Global Income Fund, and 0.77% and 1.77% for International Equity Fund, 0.20% and 0.90% for the CORE(SM) U.S. Equity Fund, CORE(SM) is a service mark of Goldman Sachs & Co.
13 Fees are stated to reflect an agreement to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.85% of the average daily net assets of the J.P. Morgan U.S. Disciplined Equity Portfolio. Without such reimbursements, total fund annual expenses would have been 0.87% for the portfolio.
14 Effective May 1, 1999, the investment advisor agreed to waive its fees and/or reimburse the Funds through Dec. 31, 2000 to the extent that total Fund expenses exceed 1.25% for Equity and 1.25% for International Equity of the Funds' average daily net assets. Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 1999 would have been 4.63% and 5.63% for Equity, and 11.94% and 12.94% for International Equity.
15 Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for New Discovery Series, 0.85% for Research Series, and 0.90% for Utilities Series.
16 MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year 0.15% for the New Discovery Series. Without this agreement, "Other" and Total Expenses" would have been 1.59% and 2.49%. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.
17 Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 1999 and 1.99% through Dec. 31, 2008. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.99% and 2.24% for Royce Micro-Cap Portfolio and 4.63% and 5.63% for Royce Premier Portfolio.
18 Actual operating expenses of funds at Dec. 31, 1999.
19 Expense ratios are shown after fee waivers and expenses reimbursements by the investment advisor. The total expense ratios before the waivers and reimbursements would have been 11.16% for Emerging Growth Portfolio of the Warburg Pincus Trust.


American Enterprise Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3% of each premium payment. It partially compensates American Enterprise Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender charge" in the section "Loads, Fees and Charges", also may partially compensate these expenses.) It also compensates American Enterprise Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No lapse guarantee;" also "Grace period" and "Reinstatement" under the section "Keeping the Policy in Force").

Components of the monthly deduction:

1. Cost of insurance: primarily, the cost of providing the death benefit under your policy. It depends on:

o  the amount of the death benefit;
o  the policy value; and
o  the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as:

                           [(a + b) x (c - d)]
                           ____________________
                                  1000

where:

(a) is the monthly cost of insurance rate based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the "Guaranteed Maximum Monthly Cost of Insurance Rates" shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) is any flat extra insurance charges we assess as a result of special underwriting considerations.

(c) is the death benefit on the monthly date divided by 1.0032737 (which reduces American Enterprise Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(d) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

2. Administrative charge: $7 per month. This charge reimburses American Enterprise Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance Benefits.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years and in the 15 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses American Enterprise Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease annually until it is zero at the beginning of the 16th policy year. If you increase the specified amount, an additional maximum surrender charge will apply. The additional surrender charge in a revised policy will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will decrease annually until it is zero at the beginning of the 16th year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

           Lapse or surrender
              during year
                                                      Surrender Charge

                    1                                    $1201.00
                    2                                     1120.93
                    3                                     1040.87
                    4                                      960.80
                    5                                      880.73
                    6                                      800.67
                    7                                      720.60
                    8                                      640.53
                    9                                      560.47
                   10                                      480.40
                   11                                      400.33
                   12                                      320.27
                   13                                      240.20
                   14                                      160.13
                   15                                       80.07
                   16+                                          0

The amounts shown decrease on an annual basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a surrender charge per 1,000 of $8.81 multiplied by 50 or $440.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a surrender charge per 1,000 of $57.32 multiplied by 5,000 or $286,600.

                            Maximum Surrender Charge
                (Rate per Thousand of Initial Specified Amount)

                    Standard          Standard
        Age           Male             Female

        0             7.25              6.84
        1             7.20              6.81
        2             7.27              6.85
        3             7.33              6.91
        4             7.40              6.96
        5             7.48              7.03
        6             7.56              7.08
        7             7.64              7.15
        8             7.75              7.23
        9             7.84              7.29
       10             7.95              7.37
       11             8.07              7.47
       12             8.19              7.55
       13             8.31              7.64
       14             8.44              7.75
       15             8.57              7.84
       16             8.69              7.95
       17             8.83              8.05
       18             8.96              8.17
       19             9.09              8.29

                   Standard      Nonmoker      Standard    Nonmoker
        Age          Male          Male         Female      Female

       20            9.96          8.81          8.81         8.25
       21           10.13          8.93          8.96         8.39
       22           10.32          9.08          9.12         8.51
       23           10.52          9.23          9.29         8.64
       24           10.73          9.39          9.47         8.79
       25           10.96          9.55          9.65         8.95
       26           11.21          9.73          9.85         9.11
       27           11.48          9.93         10.05         9.27
       28           11.76         10.13         10.27         9.45
       29           12.07         10.36         10.51         9.64
       30           12.39         10.59         10.75         9.84
       31           12.73         10.84         11.00        10.05
       32           13.11         11.11         11.28        10.27
       33           13.49         11.39         11.56        10.51
       34           13.92         11.69         11.87        10.76
       35           14.36         12.01         12.19        11.01
       36           14.83         12.35         12.52        11.29
       37           15.32         12.71         12.88        11.59
       38           15.84         13.08         13.25        11.89
       39           16.40         13.48         13.64        12.21

                            Maximum Surrender Charge
                (Rate per Thousand of Initial Specified Amount)

                     Standard        Nonsmoker      Standard     Nonsmoker
        Age            Male            Male          Female       Female

       40             16.99           13.89          14.05         12.56
       41             17.60           14.35          14.48         12.92
       42             18.25           14.83          14.92         13.29
       43             18.95           15.32          15.39         13.69
       44             19.67           15.85          15.88         14.11
       45             20.44           16.43          16.40         14.55
       46             21.25           17.03          16.93         15.01
       47             22.11           17.67          17.51         15.51
       48             23.01           18.33          18.11         16.03
       49             23.99           19.07          18.73         16.59
       50             25.00           19.83          19.40         17.17
       51             26.09           20.65          20.11         17.80
       52             27.25           21.53          20.85         18.45
       53             28.47           22.47          21.64         19.16
       54             29.76           23.47          22.47         19.91
       55             31.13           24.52          23.35         20.69
       56             32.57           25.65          24.27         21.53
       57             34.11           26.87          25.25         22.44
       58             35.72           28.15          26.31         23.40
       59             37.44           29.53          27.44         24.43
       60             39.28           31.01          28.65         25.55
       61             41.24           32.60          29.97         26.75
       62             43.33           34.29          31.39         28.04
       63             45.55           36.12          32.91         29.44
       64             47.89           38.07          34.53         30.93
       65             50.37           40.15          36.25         32.53
       66             52.99           42.37          38.09         34.25
       67             55.75           44.76          40.05         36.09
       68             57.75           47.33          42.17         38.08
       69             57.69           50.09          44.47         40.25
       70             57.63           53.08          46.97         42.63
       71             57.58           56.31          49.72         45.21
       72             57.55           57.41          52.72         48.04
       73             57.53           57.37          55.97         51.12
       74             57.53           57.33          57.38         54.47
       75             57.53           57.29          57.32         57.23
       76             57.53           57.24          57.26         57.14
       77             57.52           57.19          57.18         57.05
       78             57.48           57.11          57.09         56.94
       79             57.43           57.04          56.99         56.83
       80             57.39           56.97          56.90         56.73
       81             57.36           56.91          56.81         56.63
       82             57.36           56.88          56.74         56.56
       83             57.39           56.87          56.71         56.51
       84             57.42           56.89          56.69         56.46
       85             57.44           56.90          56.66         56.42

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts.

Computed daily, the charge compensates American Enterprise Life for:

o Mortality risk --- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to American Enterprise Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. American Enterprise Life will make up any further deficit from its general assets.

Other information on charges

American Enterprise Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

Purchasing Your Policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to American Enterprise Life's office. In your application, you:

o  select a specified amount of insurance;
o  select a death benefit option;
o  designate a beneficiary; and
o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: American Enterprise Life generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits").

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: American Enterprise Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a refund of policy value, less indebtedness, plus any premium expense charges or monthly deductions taken. In Hawaii, Illinois, Minnesota, Missouri, North Carolina, South Carolina, Virginia, Washington and Wisconsin, you will receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to American Enterprise Life's office or your sales representative with a written request for cancellation by the 20th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

Payment of premiums:
In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, American Enterprise Life requires that you pay premiums sufficient to keep the NLG in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (American Enterprise Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. American Enterprise Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations:
You may make unscheduled premium payments at any time and in any amount of at least $25. American Enterprise Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:
As of the policy date, we will allocate the net premiums to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Keeping the Policy in Force

NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force for five policy years even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

o  the sum of premiums paid; minus
o  partial surrenders; minus
o  outstanding indebtedness; equals or exceeds
o  the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

American Enterprise Life will mail a notice to your last known address, requesting payment of the premium needed to keep the policy in force. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, American Enterprise Life will require:

o  a written request;
o evidence satisfactory to American Enterprise Life that the insured remains insurable;
o  payment of the required reinstatement premium; and
o  payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia.) Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement (except in Tennessee and Virginia) to contest the truth of statements or representations in the reinstatement application.

The Variable Account

We established the variable account on July 15, 1987 under Indiana law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any Securities and Exchange Commission (SEC) supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by American Enterprise Life. At all times, American Enterprise Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


The Funds

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

---------------------------- ------------------------------ ----------------------------- --------------------------
Subaccount                   Investing In                   Investment Objectives and     Investment Advisor or
                                                            Policies                      Manager
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPBCA                        AXP(SM) Variable Portfolio -   Objective: long-term total    IDS Life Insurance
                             Blue Chip Advantage Fund       return exceeding that of      Company  (IDS Life),
                                                            the U.S. stock market.        investment manager;
                                                            Invests primarily in common   American Express
                                                            stocks of companies           Financial Corporation
                                                            included in the unmanaged     (AEFC)  investment
                                                            S&P 500 Index.                advisor.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPBND                        AXP(SM) Variable Portfolio     Objective: high level of      IDS Life, investment
                             -  Bond Fund                   current income while          manager; AEFC investment
                                                            conserving the value of the   advisor.
                                                            investment and continuing a
                                                            high level of income for
                                                            the longest time period.
                                                            Invests primarily in bonds
                                                            and other debt obligations.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPCPR                        AXP(SM) Variable Portfolio     Objective: capital            IDS Life, investment
                             -  Capital Resource Fund       appreciation. Invests         manager; AEFC investment
                                                            primarily in U.S. common      advisor.
                                                            stocks and other securities
                                                            convertible into common
                                                            stocks.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPCMG                        AXP(SM) Variable Portfolio -   Objective: maximum current    IDS Life, investment
                             Cash Management Fund           income consistent with        manager; AEFC investment
                                                            liquidity and conservation    advisor.
                                                            of capital. Invests in
                                                            money market securities.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPDEI                        AXP(SM) Variable Portfolio -   Objective: a high level of    IDS Life, investment
                             Diversified Equity Income      current income and, as a      manager; AEFC investment
                             Fund                           secondary goal, steady        advisor.
                                                            growth of capital. Invests
                                                            primarily in dividend-
                                                            paying common and
                                                            preferred stocks.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPEXI                        AXP(SM) Variable Portfolio     Objective: high current       IDS Life, investment
                             -  Extra Income Fund           income, with capital growth   manager; AEFC investment
                                                            as a secondary objective.     advisor.
                                                            Invests primarily in
                                                            high-yielding, high-risk
                                                            corporate bonds issued by
                                                            U.S. and foreign companies
                                                            and governments.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPFIF                        AXP(SM) Variable Portfolio -   Objective: a high level of    IDS Life, investment
                             Federal Income Fund            current income and safety     manager; AEFC investment
                                                            of principal consistent       advisor.
                                                            with an investment in U.S.
                                                            government and government
                                                            agency securities. Invests
                                                            primarily in debt
                                                            obligations issued or
                                                            guaranteed as to principal
                                                            and interest by the U.S.
                                                            government, its agencies or
                                                            instrumentalities.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPGRO                        AXP(SM) Variable Portfolio     Objective: long-term          IDS Life, investment
                             -  Growth Fund                 capital growth. Invests       manager; AEFC investment
                                                            primarily in common stocks    advisor.
                                                            and securities convertible
                                                            into common stocks that
                                                            appear to offer growth
                                                            opportunities.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPMGD                        AXP(SM) Variable Portfolio -   Objective: maximum total      IDS Life, investment
                             Managed Fund                   investment return through a   manager; AEFC investment
                                                            combination of capital        advisor.
                                                            growth and current income.
                                                            Invests primarily in a
                                                            combination of common and
                                                            preferred stocks,
                                                            convertible securities,
                                                            bonds and other debt
                                                            securities.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPNDM                        AXP(SM) Variable Portfolio -   Objective: long-term growth   IDS Life, investment
                             New Dimensions Fund(R)         of capital. Invests           manager; AEFC investment
                                                            primarily in common stocks    advisor.
                                                            of U.S. and foreign
                                                            companies showing potential
                                                            for significant growth.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPSCA                        AXP(SM) Variable Portfolio -   Objective: long-term          IDS Life, investment
                             Small Cap Advantage Fund       capital growth. Invests       manager; AEFC investment
                                                            primarily in equity stocks    advisor.
                                                            of small companies that are
                                                            often included in the S&P
                                                            SmallCap  600  Index
                                                            or the Russell  2000
                                                            Index.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VACAP                        AIM V.I. Capital               Objective: growth of          A I M Advisors, Inc.
                             Appreciation Fund              capital. Invests primarily
                                                            in common stocks, with
                                                            emphasis on medium- and
                                                            small-sized growth
                                                            companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VACDV                        AIM V.I. Capital Development   Objective: long-term growth   A I M Advisors, Inc.
                             Fund                           of capital. Invests
                                                            primarily in securities
                                                            (including common stocks,
                                                            convertible securities and
                                                            bonds) of small- and
                                                            medium-sized companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VAVAL                        AIM V.I. Value Fund            Objective: long-term growth   A I M Advisors, Inc.
                                                            of capital with income as a
                                                            secondary objective.
                                                            Invests primarily in equity
                                                            securities judged to be
                                                            undervalued relative to the
                                                            investment advisor's
                                                            appraisal of the current or
                                                            projected earnings of the
                                                            companies issuing the
                                                            securities, or relative to
                                                            current market values of
                                                            assets owned by the
                                                            companies issuing the
                                                            securities, or relative to
                                                            the equity market generally.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VAPGR                        Alliance Premier Growth        Objective: growth of          Alliance Capital
                             Portfolio (Class B)            capital by pursuing           Management, L.P.
                                                            aggressive investment
                                                            policies. Invests primarily
                                                            in equity securities of a
                                                            limited number of large,
                                                            carefully selected,
                                                            high-quality U.S. companies
                                                            that are judged likely to
                                                            achieve superior earnings
                                                            growth. As a matter of
                                                            fundamental policy, the
                                                            Portfolio normally invests
                                                            in at least 85% of its
                                                            total assets in the equity
                                                            securities of U.S.
                                                            companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VATEC                        Alliance Technology            Objective: growth of          Alliance Capital
                             Portfolio (Class B)            capital. Current income is    Management, L.P.
                                                            incidental  to the
                                                            Portfolio's objective.
                                                            Invests primarily  in
                                                            securities  of
                                                            companies  expected
                                                            to  benefit  from
                                                            technological advances
                                                            and improvements. The
                                                            Portfolio's  policy
                                                            is to  invest in any
                                                            company and industry
                                                            and in any type  of
                                                            security  with potential for
                                                            capital appreciation.
                                                            It invests  in well-
                                                            known  and established
                                                            companies  and  new
                                                            and  unseasoned
                                                            companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VAUGH                        Alliance U.S. Government/      Objective: high level of      Alliance Capital
                             High Grade Securities          current income consistent     Management, L.P.
                             Portfolio (Class B)            with preservation of
                                                            capital. Invests primarily
                                                            in (1) U.S. Government
                                                            securities and (2) other
                                                            high-grade debt securities
                                                            rated AAA, AA, A by S&P,
                                                            Duff & Phelps or Fitch,
                                                            Aaa,  Aa  or  A,  by
                                                            Moody's,    or,   if
                                                            unrated,          of
                                                            equivalent  quality.
                                                            As   a   matter   of
                                                            fundamental  policy,
                                                            the        Portfolio
                                                            invests at least 65%
                                                            of its total  assets
                                                            in  these  types  of
                                                            securities.      The
                                                            Portfolio may invest
                                                            up  to  35%  of  its
                                                            total    assets   in
                                                            investment  grade or
                                                            corporate       debt
                                                            securities and CMOs.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VBCAS                        Baron Capital Asset Fund       Objective: capital            BAMCO, Inc.
                                                            appreciation. Invests
                                                            primarily in securities of
                                                            small and medium sized
                                                            companies with undervalued
                                                            assets or favorable growth
                                                            prospects.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFGRI                        Fidelity VIP III Growth &      Objective: high total         Fidelity Management &
                             Income Portfolio (Service      return through a              Research Company (FMR),
                             Class)                         combination of current        investment manager; FMR
                                                            income and capital            U.K. and FMR Far East,
                                                            appreciation. Invests         sub-investment advisors.
                                                            primarily in common stocks
                                                            with a focus on those that
                                                            pay current dividends and
                                                            show potential for capital
                                                            appreciation.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFMDC                        Fidelity VIP III Mid Cap       Objective: long-term growth   FMR, investment manager;
                             Portfolio (Service Class)      of capital. Invests           FMR U.K. and FMR Far
                                                            primarily in medium market    East, sub-investment
                                                            capitalization common         advisors.
                                                            stocks.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFOVS                        Fidelity VIP Overseas          Objective: long-term growth   FMR, investment manager;
                             Portfolio (Service Class)      of capital. Invests           FMR U.K., FMR Far East,
                                                            primarily in common stocks    Fidelity International
                                                            of foreign securities.        Investment Advisors
                                                                                          (FIIA) and FIIA U.K.,
                                                                                          sub-investment advisors.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFRES                        FTVIPT Franklin Real Estate    Objective: capital            Franklin Advisers, Inc.
                             Fund - Class 2 (Previously     appreciation with a
                             Franklin Real Estate           secondary goal to earn
                             Securities Fund)               current income. Invests
                                                            primarily in securities of
                                                            companies  operating
                                                            in the  real  estate
                                                            industry,  primarily
                                                            equity  real  estate
                                                            investment    trusts
                                                            (REITS).
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFMSS                        FTVIPT Mutual Shares             Objective: capital          Franklin
                             Securities Fund - Class 2        appreciation with income    Mutual
                                                              as a secondary goal.        Advisers,
                                                              Invests primarily in        LLC
                                                              equity securities of
                                                              companies that the
                                                              manager believes are
                                                              available at market
                                                              prices less than their
                                                              actual value based on
                                                              certain recognized or
                                                              objective criteria
                                                              (intrinsic value).
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VFISC                        FTVIPT Templeton               Objective: long-term          Templeton Investment
                             International Smaller          capital appreciation.         Counsel, Inc.
                             Companies Fund - Class 2       Invests primarily in equity
                                                            securities of smaller
                                                            companies located outside
                                                            the U.S., including in
                                                            emerging markets.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VGCPG                        Goldman Sachs VIT Capital      Objective: long-term growth   Goldman Sachs Asset
                             Growth Fund                    of capital. Invests           Management
                                                            primarily  in equity
                                                            securities considered
                                                            by the Investment Advisor
                                                            to  have  long-term
                                                            capital appreciation
                                                            potential.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VGCUS                        Goldman Sachs VIT CORE U.S.    Objective: long-term growth   Goldman Sachs Asset
                             Equity Fund                    of capital and dividend       Management
                                                            income. Invests primarily
                                                            in a broadly diversified
                                                            portfolio of large-cap and
                                                            blue chip equity securities
                                                            representing all major
                                                            sectors of the U.S. economy.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VGGLI                        Goldman Sachs VIT Global       Objective: high total         Goldman Sachs Asset
                             Income Fund                    return, emphasizing current   Management International
                                                            income, and, to a lesser
                                                            extent, providing
                                                            opportunities for capital
                                                            appreciation. Invests
                                                            primarily in a portfolio of
                                                            high quality fixed-income
                                                            securities of U.S. and
                                                            foreign issuers and enters
                                                            into transactions in
                                                            foreign currencies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VGINE                        Goldman Sachs VIT              Objective: long-term          Goldman Sachs Asset
                             International Equity Fund      capital appreciation.         Management International
                                                            Invests primarily in equity
                                                            securities of companies
                                                            that  are  organized
                                                            outside the U.S., or
                                                            whose securities are
                                                            principally   traded
                                                            outside the U.S.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VJUDE                        J.P. Morgan U.S. Disciplined   Objective: provide high       J.P. Morgan
                             Equity Portfolio               total return from a
                                                            portfolio of selected
                                                            equity securities through a
                                                            disciplined management
                                                            approach. Invests primarily
                                                            in large- and medium-
                                                            capitalization U.S.
                                                            companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VLREQ                        Lazard Retirement Series       Objective: long-term          Lazard Asset Management
                             Equity Portfolio               capital appreciation.
                                                            Invests primarily in
                                                            equity   securities,
                                                            principally   common
                                                            stocks of relatively
                                                            large U.S. companies
                                                            (those  whose  total
                                                            market value is more
                                                            than   $1   billion)
                                                            that the  Investment
                                                            Manager believes are
                                                            undervalued based on
                                                            their earnings, cash
                                                            flow    or     asset
                                                            values.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VLRIE                        Lazard Retirement Series       Objective: long-term          Lazard Asset Management
                             International Equity           capital appreciation.
                             Portfolio                      Invests primarily in equity
                                                            securities, principally
                                                            common stocks of relatively
                                                            large non-U.S. companies
                                                            (those whose total market
                                                            value  is more  than
                                                            $1 billion) that the
                                                            Investment   Manager
                                                            believes         are
                                                            undervalued based on
                                                            their earnings, cash
                                                            flow    or     asset
                                                            values.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VMNDS                        MFS(R) New Discovery Series    Objective: capital            MFS Investment
                                                            appreciation. Invests         Management(R)
                                                            primarily in equity
                                                            securities of emerging
                                                            growth companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VMRES                        MFS(R) Research Series         Objective: long-term growth   MFS Investment
                                                            of capital and future         Management(R)
                                                            income. Invests primarily
                                                            in common stocks and
                                                            related securities that
                                                            have favorable prospects
                                                            for long-term growth,
                                                            attractive valuations based
                                                            on current and expected
                                                            earnings or cash flow,
                                                            dominant or growing market
                                                            share, and superior
                                                            management.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VMUTS                        MFS(R)Utilities Series         Objective: capital growth     MFS Investment
                                                            and current income. Invests   Management(R)
                                                            primarily in equity and
                                                            debt securities of domestic
                                                            and foreign companies in
                                                            the utilities industry.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPGRI                        Putnam VT Growth and Income    Objective: capital growth     Putnam Investment
                             Fund - Class IB Shares         and current income. Invests   Management, Inc.
                                                            primarily in common stocks
                                                            that offer potential for
                                                            capital growth, current
                                                            income or both.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPIGR                        Putnam VT International        Objective: capital            Putnam Investment
                             Growth Fund - Class IB Shares  appreciation. Invests         Management, Inc.
                                                            primarily in equity
                                                            securities of companies
                                                            located in countries other
                                                            than the United States.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VPINO                        Putnam VT International  New   Objective: long-term          Putnam Investment
                             Opportunities Fund -  Class    capital appreciation.         Management, Inc.
                             IB Shares                      Invests primarily in growth
                                                            stocks issued by companies
                                                            outside the U.S.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VRMCC                        Royce Micro-Cap Portfolio      Objective: long-term growth   Royce & Associates, Inc.
                                                            of capital. Invests
                                                            primarily in a broadly
                                                            diversified portfolio of
                                                            equity securities issued by
                                                            micro-cap companies
                                                            (companies with stock
                                                            market capitalizations
                                                            below $300 million).
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VRPRM                        Royce Premier Portfolio        Objective: long-term growth   Royce & Associates, Inc.
                                                            of capital with current
                                                            income  as   a
                                                            secondary objective.
                                                            Invests primarily in
                                                            a limited  number of
                                                            equity  securities
                                                            issued  by  small
                                                            companies with stock
                                                            market capitalization
                                                            between $300 million
                                                            and $1.5 billion.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VWISC                        Wanger International Small     Objective: long-term growth   Wanger Asset Management,
                             Cap                            of capital. Invests           L.P.
                                                            primarily in stocks of
                                                            small- and medium-sized
                                                            non-U.S. companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VWUSC                        Wanger U.S. Small Cap          Objective: long-term growth   Wanger Asset Management,
                                                            of capital. Invests           L.P.
                                                            primarily in stocks of
                                                            small- and medium-sized
                                                            U.S. companies.
---------------------------- ------------------------------ ----------------------------- --------------------------
---------------------------- ------------------------------ ----------------------------- --------------------------
VWTEG                        Warburg Pincus Trust           Objective: maximum capital    Credit Suisse Asset
                             Emerging Growth Portfolio      appreciation. Invests         Management, LLC.
                                                            primarily in equity
                                                            securities of small- to
                                                            medium-sized U.S.
                                                            emerging-growth companies.
---------------------------- ------------------------------ ----------------------------- --------------------------

Fund Objectives

The investment objectives and policies of some of the funds maybe similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

Relationship Between Funds and Subaccounts

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

Rates of Return of the Subaccounts

Average annual rates of return in the following table reflect all charges incurred by the fund, charges against the subaccounts (including the mortality and expense risk charge) and the 3% premium expense charge. The rates do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show performance from the commencement date of the funds as if the contract existed at that time which, it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Period ending 12/31/99                               Subaccount performance since commencement of the Fund

                                                                                                                    10 years or
Subaccount  Investing in                                                                  1 year          5 years      since
                                                                                                                    commencement
VPBCA          AXP(SM) Variable Portfolio - Blue Chip Advantage Fund (9/99)1,4              --%            --%             7.36%
VPBND          AXP(SM) Variable Portfolio - Bond Fund (10/81)1                             (2.23)          6.14            6.75
VPCPR          AXP(SM) Variable Portfolio - Capital Resource Fund (10/81)1                  7.27          17.04           12.95
VPCMG          AXP(SM) Variable Portfolio - Cash Management Fund (10/81)1,2                 0.69           3.37            3.57

AXP(SM) Variable Portfolio - Cash Management Fund's seven-day yield was 4.36% and its compunded yield was 4.51%.

VPDEI          AXP(SM) Variable Portfolio - Diversified Equity Income Fund (9/99)1,4       __             __              (1.11)
VPEXI          AXP(SM) Variable Portfolio - Extra Income Fund (5/96)1                      2.12           --               3.71
VPFIF          AXP(SM) Variable Portfolio - Federal Income Fund (9/99)1,4                  --             --              (2.59)
VPGRO          AXP(SM) Variable Portfolio - Growth Fund (9/99)1,4                          --             --              13.11
VPMGD          AXP(SM) Variable Portfolio - Managed Fund (4/86)1                           5.52          15.26           11.62
VPNDM          AXP(SM) Variable Portfolio - New Dimensions Fund(R)(5/96)1                  25.83          --              23.90
VPSCA          AXP(SM) Variable Portfolio - Small Cap Advantage Fund (9/99)1,4             --             --               7.64
VACAP          AIM V.I. Capital Appreciation Fund (5/93)1                                  35.87          23.14           20.26
VACDV          AIM V.I. Capital Development Fund (5/98)                                    24.08          --               8.19
VAVAL          AIM V.I. Value Fund (5/93)1                                                 23.05          24.95           21.13
VAPGR          Alliance Premier Growth Portfolio (Class B) (7/99)3,4                       --             --               7.95
VATEC          Alliance Technology Portfolio (Class B) (9/99)3,4                           --             --              43.55
VAUGH          Alliance U.S. Government/High Grade Securities Portfolio
                    (Class B) (6/99)3,4                                                    --             --              (3.57)

VBCAS          Baron Capital Asset Fund (10/98)1                                           30.60          --              56.29
VFGRI          Fidelity VIP III Growth & Income Portfolio (Service Class) (12/96)1          3.66          --              19.24
VFMDC          Fidelity VIP III Mid Cap Portfolio (Service Class) (12/98)1                 42.13          --              46.07
VFOVS          Fidelity VIP Overseas Portfolio (Service Class) (12/87)1                    33.49          11.70            8.17
VFRES          FTVIPT Franklin Real Estate Fund - Class 2 (1/89)1,6                        (9.99)          6.36            7.69
VFMSS          FTVIPT Mutual Shares Securities Fund - Class 2 (11/96)1,6                    9.20          --               8.80
VFISC          FTVIPT Templeton International Smaller Companies Fund -
                    Class 2 (5/96)1,6                                                      19.13          --               3.42

VGCPG          Goldman Sachs VIT Capital Growth Fund (4/98)1                               22.22          --              21.13
VGCUS          Goldman Sachs VIT CORE U.S. Equity Fund (2/98)1                             19.49          --              17.72
VGGLI          Goldman Sachs VIT Global Income Fund (1/98)1                                (4.84)         --               1.09
VGINE          Goldman Sachs VIT International Equity Fund (1/98)1                         26.76          --              23.26
VJUDE          J.P. Morgan U.S. Disciplined Equity Portfolio (12/94)1                       6.82          21.08           21.06
VLREQ          Lazard Retirement Series Equity Portfolio (3/98)1                            3.81          --               7.76



Period ending 12/31/99                               Subaccount performance since commencement of the Fund

                                                                                                              10 years or
Subaccount    Investing in                                                       1 year          5 years         since
                                                                                                              commencement
VLRIE          Lazard Retirement Series International Equity Portfolio (9/98)1     16.73%         --%             22.28%
VMNDS          MFS(R)New Discovery Series (5/98)1                                  66.65          --              36.95
VMRES          MFS(R)Research Series (7/95)1                                       19.25          --              21.00
VMUTS          MFS(R)Utilities Series (1/95)1                                      32.83          --              25.94
VPGRI          Putnam VT Growth and Income Fund - Class IB Shares (2/88)1,5       (2.35)         18.14            12.88
VPIGR          Putnam VT International Growth Fund - Class IB Shares (1/97)1,5     54.07          --              27.70
VPINO          Putnam VT International New Opportunities Fund -
                    Class IB Shares (1/97)1,5                                      94.96          --              30.21

VRMCC          Royce Micro-Cap Portfolio (12/96)1                                  23.19          --              15.11
VRPRM          Royce Premier Portfolio (12/96)1                                     4.04          --               9.20
VWISC          Wanger International Small Cap (5/95)1                             117.18          --              36.63
VWUSC          Wanger U.S. Small Cap (5/95)1                                       20.08          --              24.50
VWTEG          Warburg Pincus Trust Emerging Growth Portfolio (9/99)1,4             --            --              27.69


1 (Commencement date of the fund).
2 The 7-day yield, shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotation.
3 (Commencement of distribution of Class B shares).
4 These numbers are YTD as of Dec. 31, 1999, not annualized.
5 Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund are based on the performance of the fund's Class IA Shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB Shares, including a Rule 12b-1 fee of 0.15%.
6 Because Class 2 shares were issued on Jan. 6, 1999, for the periods prior to that date, Class 2 performance represents the historical performance of Class 1 shares. Performance of Class 2 shares for periods after Jan. 6, 1999 reflects Class 2's additional 12b-1 fee expense which also affects all future performance.

The Fixed Account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of American Enterprise Life. It includes all assets owned by American Enterprise Life other than those in the variable account and other separate accounts. Subject to applicable law, American Enterprise Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, American Enterprise Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. American Enterprise Life bears the full investment risk for amounts allocated to the fixed account. American Enterprise Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of American Enterprise Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing American EnterpriseLife policies, product design, competition and American Enterprise Life's revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

o    the portion of your  initial net premium  allocated  to the fixed  account;
     minus

o the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

o    the value on the previous monthly date; plus

o    net premiums  allocated to the fixed  account  since the last monthly date;
     plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o    accrued interest on all of the above; plus

o    any policy value credit allocated to the fixed account; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the funds in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on the policy date equals:

o    the portion of your initial net premium allocated to the subaccount; minus

o the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value on each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o    any  transfers  to  the  subaccount   (from  the  fixed  account  or  other
     subaccounts, including loan repayment transfers) during the period; plus

o    any policy value credit allocated to the subaccounts; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they are related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying funds, and on certain charges. Here is how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last accumulation unit value times the current net investment factor.

Net investment factor: We determine the net investment factor at the end of each valuation period. This factor equals

                                      (a divided by b) - c,

where:

(a) equals:

o    net asset value per share of the fund; plus

o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund at the end of the preceding valuation period; plus

o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges" above.

Factors that affect subaccount accumulation units:

Accumulation units of each subaccount may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o  additional premiums allocated to the subaccount;

o  transfers into or out of the subaccount;

o  partial surrenders and partial surrender fees;

o  surrender charges;

o  pro rata portions of the monthly deductions; and/or

o  policy value credits.

Accumulation unit values will fluctuate due to:

o  changes in underlying fund's net asset value;

o  dividends distributed to the subaccount;

o  capital gains or losses of underlying fund;

o  fund operating expenses; and/or

o  mortality and expense risk fees.

Policy Value Credits

Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value.

On an annual basis, the policy value credit is an amount determined by multiplying (a) times (b) where:

(a) is the policy value credit percentage at the time the calculation is made;
    and

(b) is the policy value less indebtedness at the time the calculation is made.

We reserve the right to calculate and apply the policy value credit on a quarterly or monthly basis.

The policy value credit amount shall be applied to the policy value on a pro rata basis.

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

If the insured's death is on or after the attained insurance age 100, the amount payable is the cash surrender value.

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

o    the specified amount on the date of the insured's death; or

o the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Applicable percentage table

   Insured's attained      Applicable         Insured's attained    Applicable
    insurance age          percentage of         insurance age    percentage of
                           policy value                            policy value

     40 or younger            250%                     61                 128%
          41                  243                      62                 126
          42                  236                      63                 124
          43                  229                      64                 122
          44                  222                      65                 120
          45                  215                      66                 119
          46                  209                      67                 118
          47                  203                      68                 117
          48                  197                      69                 116
          49                  191                      70                 115
          50                  185                      71                 113
          51                  178                      72                 111
          52                  171                      73                 109
          53                  164                      74                 107
          54                  157                     75-95               105
          55                  150                      96                 104
          56                  146                      97                 103
          57                  142                      98                 102
          58                  138                      99                 101
          59                  134                      100                100
          60                  130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                  Option 1              Option 2

specified amount                           $100,000              $100,000
policy value                                 $5,000                $5,000
death benefit                              $100,000              $105,000
policy value increases to                    $8,000                $8,000
death benefit                              $100,000              $108,000
policy value decreases to                    $3,000                $3,000
death benefit                              $100,000              $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because American Enterprise Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal taxes."

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $25,000, and we will not permit an increase after the insured's attained insurance age 85.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.

o    The minimum monthly premium will increase if the NLG is in effect.

o    The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements. We reserve the right to limit any specified amount decrease, in any policy year, to no more than 25% of the specified amount in effect as of the date of your request.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.

o    The minimum monthly premium will decrease if the NLG is in effect.

o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, American Enterprise Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to American Enterprise Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

Transfers between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right" under "Policy Surrenders").

Minimum Transfer Amounts

From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.

From the fixed account to a subaccount:

o    $250  or  the  entire  fixed  account   balance,   minus  any   outstanding
     indebtedness, whichever is less.

o    For automated transfers -- $50.

Maximum Transfer Amounts

From a subaccount to another subaccount or the fixed account:

o  Entire subaccount balance.

From the fixed account to a subaccount:

o  Entire fixed account balance, minus any outstanding indebtedness.

Maximum Number of Transfer Per Year

We reserve the right to limit mail and telephone transfers to 12 per policy year. Twelve automated transfers per policy are allowed.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide  your  name,   policy  number,   Social   Security  Number  or  Taxpayer
Identification Number when you request a transfer.

1 By letter

Regular mail:

American Enterprise Life Insurance Company
P.O. Box 290679
Wethersfield, CT 06129-0679

Express mail:

American Enterprise Life Insurance Company
Attention: AEL Service Center
1290 Silas Deane Highway
Suite 102
Wethersfield, CT 06109

2 By phone

Call between 8 a.m. and 6 p.m. Central Time:
1-800-333-3437 (toll free) or
(612) 671-7700 (Minneapolis area)

TTY service for the hearing impaired:
1-800-285-8846 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, American Enterprise Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

o We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to American Enterprise Life and tell us.

AUTOMATED TRANSFERS

In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o    Minimum automated transfer amount: $50

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o    If the value of the account from which you are transferring policy value is
     less  than  the  $50  minimum,  we  will  stop  the  transfer   arrangement
     automatically.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

                        How dollar-cost averaging works

                         Month                Amount          Accumulation       Number of units
                                             invested           unit value          purchased
By investing an            Jan                  $100                $20                 5.00
equal number of            Feb                   100                 16                 6.25
dollars each month...      Mar                   100                  9                11.11
                           Apr                   100                  5                20.00
you automatically          May                   100                  7                14.29
buy more units             Jun                   100                 10                10.00
when the per unit          Jul                   100                 15                 6.67
market price is low...     Aug                   100                 20                 5.00
                           Sep                   100                 17                 5.88
and fewer units when       Oct                   100                 12                 8.33
the per unit market
price is high.


You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your policy value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Policy Loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

Interest rate: The interest rate for policy loans is 6% per year. After the10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan:

o    $500 ($200 for Connecticut residents).

Maximum loan:

o In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

o    In Alabama, 100% of the policy value minus surrender charges.

o    In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds.")

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account on a pro-rata basis minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and subaccounts on a pro-rata basis.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments,"under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, American Enterprise Life will make partial surrenders from the fixed account and subaccounts on a pro-rata basis at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

o A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. American Enterprise Life will deduct this decrease from the current specified amount in this order:

   -- First from the portion due to the most recent increase;
   -- Next from portions due to the next most recent increases successively; and -- Then from the initial specified amount when the policy was issued.

     (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the 12-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the method of funding the policy value will be affected.

In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:

1. this policy is in force; and

2. your request is in writing; and

3. you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

Optional Insurance Benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD):

Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB):

ADB provides an additional death benefit if the insured's death is caused by accidental injury.

TERM INSURED RIDER (TIR):

TIR provides an additional level, adjustable death benefit on the base insured.

ADDITIONAL INSURED RIDER (AIR):

AIR provides a level, adjustable death benefit on the life of each additional insured covered.

CHILDREN'S INSURANCE RIDER (CIR):

CIR provides level term coverage on each eligible child.

Payment of Policy Proceeds

We will pay policy proceeds when:

o  you surrender the policy; or

o  the insured dies

We will pay all proceeds by check. We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate of at least 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).

Payment options:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to American Enterprise Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy. (See "Taxation of policy proceeds" under "Federal Taxes"). All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes").

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

       Payment period           Monthly payment per $1,000
          (years)                   placed under Option B

            10                             $9.61
            15                              6.87
            20                              5.51
            25                              4.71
            30                              4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the following table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.


     Life Income per $1,000 with Payments Guaranteed for 5, 10 and 15 Years

    Age Payee         Settlement                5 Years                         10 Years                        15 Years
                       Beginning
                        in Year          Male           Female            Male           Female          Male        Female
       65                2005            5.26            4.66            5.15             4.62           4.95         4.53
                         2010            5.17            4.60            5.07             4.55           4.89         4.48
                         2015            5.09            4.53            4.99             4.49           4.83         4.42
                         2020            5.01            4.47            4.92             4.44           4.77         4.38
                         2025            4.94            4.42            4.86             4.39           4.72         4.33
                         2030            4.87            4.37            4.79             4.34           4.67         4.29
       70                2005            6.12            5.35            5.87             5.24           5.48         5.05
                         2010            6.01            5.26            5.77             5.16           5.41         4.99
                         2015            5.89            5.17            5.68             5.08           5.35         4.93
                         2020            5.79            5.09            5.59             5.01           5.29         4.87
                         2025            5.69            5.01            5.51             4.94           5.23         4.82
                         2030            5.59            4.94            5.43             4.88           5.17         4.76
       75                2005            7.27            6.33            6.72             6.07           6.00         5.65
                         2010            7.11            6.20            6.61             5.97           5.94         5.59
                         2015            6.96            6.08            6.50             5.87           5.88         5.52
                         2020            6.82            5.97            6.40             5.78           5.83         5.46
                         2025            6.68            5.86            6.30             5.69           5.77         5.40
                         2030            6.55            5.76            6.21             5.60           5.72         5.34


Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o the New York Stock Exchange (NYSE) is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as American Enterprise Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. American Enterprise Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

AMERICAN ENTERPRISE LIFE'S TAX STATUS

The IRS taxes American Enterprise Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts to be a part of American Enterprise Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax American Enterprise Life on this investment income, including realized capital gains. Therefore, American Enterprise Life does not charge the subaccounts for our federal income taxes. American Enterprise Life reserves the right to make such a charge in the future if there is a change in the tax treatment of subaccounts or variable life insurance contracts or in American Enterprise Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes. When we pay the proceeds after the insured's attained insurance age 100 and the amount received plus any indebtedness exceeds your investment in the policy, the IRS may tax the excess as ordinary income.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                                   Taxable portion of pre-death proceeds

Full surrender:                                      Amount you receive plus any indebtedness, minus
                                                     your investment in the policy.*

Lapse:                                               Any outstanding indebtedness minus your investment
                                                     in the policy.*

Partial surrenders (modified endowments):            Lesser of: The amount you receive or policy value
                                                     minus your investment in the policy.*

Policy loans and assignments (modified endowments)   Lesser of: The amount of the loan/assignment or
                                                     policy value minus your investment in the policy.*

Partial  surrenders  (other policies):               Generally,  if the amount you receive is
                                                     greater  than  your  investment  in the  policy,*
                                                     the  amount in excess of your investment is
                                                     taxable.  However,  during the first 15 policy
                                                     years,  a different amount  may be  taxable
                                                     if the  partial  surrender  results in or is
                                                     caused by a reduction in benefits.

Policy loans and assignments (other policies):       None

Payment  options:                                    If we pay the proceeds of the policy under
                                                     one of the payment options, See the "Payment
                                                     option" under "Payment of Policy Proceeds"
                                                     section for tax information.


*The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In  1988,  Congress  created  a new  class  of life  insurance  policies  called
"Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o    you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds payable upon death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o    the distribution occurs after the owner attains age 591/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

American Enterprise Life

American Enterprise Life is a stock life insurance company organized under the laws of the State of Indiana in 1981. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business. American Enterprise Life issues the life insurance policies.

OWNERSHIP

American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

STATE REGULATION

American Enterprise Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. American Enterprise Life files an annual statement in a prescribed form with Indiana's Department of Insurance and in each state in which American Enterprise Life does business. American
Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

American Express Financial Advisors Inc. (AEFA), a registered broker/dealer, serves as the principal underwriter for the life insurance policy. AEFA is a wholly owned subsidiary of AEFC, which is a wholly owned subsidiary of American Express Company.

Broker-dealers who have entered into distribution agreements with AEFA and American Enterprise Life will distribute the life insurance policies.

American Enterprise Life will pay commissions for sales of policies to insurance agencies or broker-dealers that are also insurance agencies. These commissions will be up to 95% of the initial target premium (annualized), plus up to 2% of all premiums in excess of the target premium. In addition, American Enterprise Life may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, American Enterprise Life will pay or permit other promotional incentives, in cash or credit or other compensation.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of these suits. Richard W. and Elizabeth Thoresen vs. AEFC, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota State Court in October 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRAs) is never appropriate.  The  plaintiffs  purport to  represent a class  consisting  of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

American Enterprise Life is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which American Enterprise Life is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the Variable Account. All of the major systems used by American Enterprise Life and the Variable Account are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the Variable Accounts
businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to American Enterprise Life and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on American Enterprise Life's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business unit. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the result of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on American Enterprise Life's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999. We've included our financial statements in the prospectus in reliance of Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

Management of American Enterprise Life

Directors

James E. Choat

Director, president and chief executive officer since 1996; senior vice president - Institutional Products Group, AEFA, 1994 to 1997.

Richard W. Kling

Director and chairman of the board since March 1994.

Paul S. Mannweiler*

Director since 1986. Partner at Locke Reynolds Boyd & Weisell since 1980.

Paula R. Meyer

Director and executive vice president, Assured Assets since 1998; vice president, AEFC since 1998; Piper Capital Management (PCM) President from October 1997 to May 1998; PCM Director of Marketing from June 1995 to October 1997; PCM Director of Retail from December 1993 to June 1995.

William A. Stoltzmann

Director since September 1989; vice president, general counsel and secretary since 1985.

Officers other than directors

Jeffrey S. Horton

Vice president and treasurer since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies
- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of finance and analyses, Corporate Treasury, AEFC, from June 1990 to May 1994.

Philip C. Wentzel

Vice president and controller since1998. Vice president - Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analyses from 1992 to 1997.

The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474 (except for Paul S. Mannweiler).

*Mr. Mannweiler is an independent director whose address is: 201 No. Illinois Street, Indianapolis, IN 46204.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other Information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and American Enterprise Life, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if:

o    the existing funds become unavailable, or

o in the judgment of American Enterprise Life, the funds are no longer suitable for the subaccounts.

If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, American Enterprise Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. American Enterprise Life will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote.

American Enterprise Life is the owner of all fund shares and therefore holds all voting rights. However, American Enterprise Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. American Enterprise Life also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, American Enterprise Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If American Enterprise Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS

At least once a year American Enterprise Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

o    the annual rate of return of the fund is 0%, 6% or 12%.

o the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:

Rates of return: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

Insured: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses, charges, and credits

The death benefit, policy value and cash surrender value reflect the following charges:

o    Premium expense charge: 3% of each premium payment.

o Cost of insurance charge for the sex, age and rate classification for the assumed insured.

o    Administrative charge: $7 per month

o Policy value credit: 0.45% for years 11+ on the end of the year asset value.

o The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

o the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.73% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the "Loads, Fees and Charges" section of this prospectus for additional information;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually.

o the 12b-1 fee, assumed to be equivalent to an annual rate of 0.1% of the fund's average daily net assets.

o a nonadvisory expense charge (assumed to be equivalent to an annual rate of 0.21% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges," section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

       Gross annual investment rate           Net annual rate of return for
               of return                   Guaranteed and Current illustrations

                     0%                                  (1.92)%
                     6                                    3.96%
                    12                                    9.85%

Taxes: Results shown in the tables reflect the fact that American Enterprise Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.


Illustration

Initial specified amount $100,000                             Male age 35                                 Current costs assumed
Death benefit Option 1                                         nonsmoker                                   Annual premium $900

              Premium               Death benefit (1)(2)                Policy value (1)(2)            Cash surrender value (1)(2)
             accumulated        assuming hypothetical gross         assuming hypothetical gross        assuming hypothetical gross
   End of    with annual        annual investment return of         annual investment return of        annual investment return of
   policy     interest
    year        at 5%              0%         6%         12%            0%        6%        12%           0%       6%       12%
      1          945           $100,000    $100,000   $100,000        $609       $652      $696           $--      $--      $--
      2       $1,537           $100,000    $100,000   $100,000      $1,207     $1,331    $1,461           $86      $210    $340
      3       $2,979           $100,000    $100,000   $100,000      $1,782     $2,026    $2,291          $742      $986  $1,250
      4       $4,073           $100,000    $100,000   $100,000      $2,337     $2,739    $3,192        $1,376    $1,778  $2,232
      5       $5,222           $100,000    $100,000   $100,000      $2,876     $3,475    $4,178        $1,995    $2,594  $3,297

      6       $6,428           $100,000    $100,000   $100,000      $3,397     $4,232    $5,254        $2,596    $3,432  $4,454
      7       $7,694           $100,000    $100,000   $100,000      $3,903     $5,016    $6,433        $3,182    $4,296  $5,712
      8       $9,024           $100,000    $100,000   $100,000      $4,389     $5,821    $7,719        $3,749    $5,181  $7,078
      9      $10,420           $100,000    $100,000   $100,000      $4,859     $6,651    $9,126        $4,299    $6,091  $8,565
     10      $11,886           $100,000    $100,000   $100,000      $5,301     $7,497   $10,655        $4,821    $7,016 $10,175

     11      $13,425           $100,000    $100,000   $100,000      $5,751     $8,404   $12,384        $5,350    $8,004 $11,983
     12      $15,042           $100,000    $100,000   $100,000      $6,169     $9,330   $14,272        $5,849    $9,010 $13,951
     13      $16,739           $100,000    $100,000   $100,000      $6,556    $10,271   $16,334        $6,315   $10,031 $16,094
     14      $18,521           $100,000    $100,000   $100,000      $6,924    $11,244   $18,605        $6,763   $11,084 $18,445
     15      $20,392           $100,000    $100,000   $100,000      $7,249    $12,226   $21,083        $7,169   $12,146 $21,003

     16      $22,356           $100,000    $100,000   $100,000      $7,540    $13,225   $23,801        $7,540   $13,225  $23,801
     17      $24,419           $100,000    $100,000   $100,000      $7,790    $14,237   $26,780        $7,790   $14,237 $26,780
     18      $26,585           $100,000    $100,000   $100,000      $7,996    $15,259   $30,049        $7,996   $15,259 $30,049
     19      $28,859           $100,000    $100,000   $100,000      $8,163    $16,295   $33,643        $8,163   $16,295 $33,643
     20      $31,247           $100,000    $100,000   $100,000      $8,276    $17,335   $37,592        $8,276   $17,335 $37,592

   Age 60    $45,102           $100,000    $100,000   $100,000      $7,953    $22,541   $64,342        $7,953   $22,541 $64,342
   Age 65    $62,785           $100,000    $100,000   $132,571      $5,521    $27,309  $108,664        $5,521   $27,309 $108,664


(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Illustration
Initial specified amount $100,000                             Male age 35                               Guaranteed costs assumed
Death benefit Option 1                                         nonsmoker                                   Annual premium $900

              Premium               Death benefit (1)(2)                Policy value (1)(2)            Cash surrender value (1)(2)
             accumulated        assuming hypothetical gross         assuming hypothetical gross        assuming hypothetical gross
   End of    with annual        annual investment return of         annual investment return of        annual investment return of
   policy     interest
    year        at 5%             0%          6%        12%            0%        6%        12%           0%        6%      12%
      1          $945         $100,000    $100,000   $100,000         $606       $649      $693           $--      $--      $--
      2        $1,937         $100,000    $100,000   $100,000       $1,192     $1,316    $1,445           $71      $195    $324
      3        $2,979         $100,000    $100,000   $100,000       $1,756     $1,999    $2,261          $716      $958  $1,221
      4        $4,073         $100,000    $100,000   $100,000       $2,297     $2,695    $3,144        $1,336    $1,734  $2,184
      5        $5,222         $100,000    $100,000   $100,000       $2,816     $3,408    $4,104        $1,935    $2,528  $3,223

      6        $6,428         $100,000    $100,000   $100,000       $3,310     $4,134    $5,143        $2,509    $3,333  $4,342
      7        $7,694         $100,000    $100,000   $100,000       $3,778     $4,873    $6,269        $3,057    $4,152  $5,548
      8        $9,024         $100,000    $100,000   $100,000       $4,221     $5,626    $7,491        $3,580    $4,985  $6,851
      9       $10,420         $100,000    $100,000   $100,000       $4,637     $6,391    $8,818        $4,077    $5,830  $8,257
     10       $11,886         $100,000    $100,000   $100,000       $5,024     $7,166   $10,256        $4,544    $6,685  $9,776

     11       $13,425         $100,000    $100,000   $100,000       $5,380     $7,948   $11,817        $4,979    $7,548 $11,416
     12       $15,042         $100,000    $100,000   $100,000       $5,705     $8,740   $13,512        $5,384    $8,420 $13,192
     13       $16,739         $100,000    $100,000   $100,000       $5,997     $9,538   $15,354        $5,756    $9,298 $15,114
     14       $18,521         $100,000    $100,000   $100,000       $6,254    $10,341   $17,357        $6,094   $10,181 $17,197
     15       $20,392         $100,000    $100,000   $100,000       $6,474    $11,147   $19,536        $6,394   $11,067 $19,456

     16       $22,356         $100,000    $100,000   $100,000       $6,652    $11,951   $21,906        $6,652   $11,951 $21,906
     17       $24,419         $100,000    $100,000   $100,000       $6,784    $12,749   $24,484        $6,784   $12,749 $24,484
     18       $26,585         $100,000    $100,000   $100,000       $6,865    $13,536   $27,291        $6,865   $13,536 $27,291
     19       $28,859         $100,000    $100,000   $100,000       $6,886    $14,303   $30,346        $6,886   $14,303 $30,346
     20       $31,247         $100,000    $100,000   $100,000       $6,845    $15,047   $33,675        $6,845   $15,047 $33,675

   Age 60    $45,102          $100,000    $100,000   $100,000       $5,455    $18,162   $55,635        $5,455   $18,162 $55,635
   Age 65    $62,785          $100,000    $100,000   $111,378       $1,075    $19,208   $91,293        $1,075   $19,208 $91,293


(1) Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.

Fixed account: The general investment account of American Enterprise Life. The fixed account is made up of all of American Enterprise Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

American Enterprise Life: In this prospectus, "we", "us", "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the policy date.

Insured: The person whose life is insured by the policy.

Minimum monthly premium: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing that the policy will not lapse before the five policy years. The guarantee is in effect if you meet certain premium payment requirements.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

o Upon the death of the insured on or after the insured has attained insurance age 100, proceeds will be the cash surrender value.

o    On surrender of the policy, the proceeds will be the cash surrender value.

Pro rata basis: Allocation to the fixed account and each of the subaccounts. It is proportionate to the value (minus any indebtedness in the fixed account) that each bears to the policy value, minus indebtedness.

Risk classification: A group of insureds that American Enterprise Life expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 15 years of the policy and for 15 years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: American Enterprise Variable Life Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY FINANCIAL INFORMATION


REPORT OF INDEPENDENT AUDITORS

The Board of Directors
American Enterprise Life Insurance Company


We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
Ernst & Young LLP
February 3, 2000
Minneapolis, Minnesota

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                  December 31,
                       ($ thousands, except share amounts)

ASSETS                                                              1999              1998
------                                                           -----------      -----------

Investments:
  Fixed maturities:
    Held to maturity, at amortized cost (fair value:
       1999, $984,103; 1998, $1,126,732)                          $1,006,349       $1,081,193
    Available for sale, at fair value (amortized cost:
       1999, $2,411,799; 1998, $2,526,712)                         2,304,487        2,594,858
                                                                 -----------      -----------
                                                                   3,310,836        3,676,051

  Mortgage loans on real estate                                      785,253          815,806
  Other investments                                                   11,470           12,103
                                                                 -----------      -----------
          Total investments                                        4,107,559        4,503,960

Accounts receivable                                                      316              214
Accrued investment income                                             56,676           61,740
Deferred policy acquisition costs                                    180,288          196,479
Deferred income taxes                                                 37,501               --
Other assets                                                               9               43
Separate account assets                                              220,994          123,185
                                                                 -----------      -----------

          Total assets                                            $4,603,343       $4,885,621
                                                                  ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                      $3,921,513       $4,166,852
  Policy claims and other policyholders' funds                        12,097            7,389
  Deferred income taxes                                                   --           23,199
  Amounts due to brokers                                              25,215           54,347
  Other liabilities                                                   17,436           24,500
  Separate account liabilities                                       220,994          123,185
                                                                 -----------      -----------
          Total liabilities                                        4,197,255        4,399,472

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                               2,000            2,000
  Additional paid-in capital                                         282,872          282,872
  Accumulated other comprehensive (loss) income:
     Net unrealized securities (losses) gains                        (69,753)          44,295
  Retained earnings                                                  190,969          156,982
                                                                 -----------      -----------
          Total stockholder's equity                                 406,088          486,149
                                                                 -----------      -----------

Total liabilities and stockholder's equity                        $4,603,343       $4,885,621
                                                                  ==========       ==========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                            Years ended December 31,
                                  ($ thousands)

                                                            1999              1998             1997
                                                          ---------         ---------        ---------

Revenues:
  Net investment income                                    $322,746          $340,219         $332,268
  Contractholder charges                                      6,069             6,387            5,688
  Mortality and expense risk fees                             2,269             1,275              641
  Net realized gain (loss) on investments                     6,565            (4,788)            (509)
                                                          ---------         ---------        ---------

          Total revenues                                    337,649           343,093          338,088
                                                          ---------         ---------        ---------

Benefits and expenses:
  Interest credited on investment contracts                 208,583           228,533          231,437
  Amortization of deferred policy acquisition costs          43,257            53,663           36,803
  Other operating expenses                                   35,147            24,476           24,890
                                                          ---------         ---------        ---------

          Total benefits and expenses                       286,987           306,672          293,130
                                                          ---------         ---------        ---------

Income before income taxes                                   50,662            36,421           44,958

Income taxes                                                 16,675            14,395           16,645
                                                          ---------         ---------        ---------

Net income                                                $  33,987         $  22,026        $  28,313
                                                          =========         =========        =========

                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY
                       Three years ended December 31, 1999
                                  ($ thousands)

                                                                                                   Accumulated
                                                                                                     Other
                                                         Total                      Additional    Comprehensive
                                                     Stockholder's     Capital       Paid-In      (Loss) Income,     Retained
                                                         Equity         Stock         Capital        Net of Tax       Earnings
                                                     -------------    --------    ------------    ------------    -------------
Balance, December 31, 1996                               $363,858       $2,000       $242,872        $ 12,343        $106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
      Unrealized holding gains arising
           during the year, net of  taxes of
        ($19,891)                                          36,940           --             --          36,940              --
      Reclassification adjustment for losses
           included in net income, net of tax
           of ($126)                                          233           --             --             233              --
                                                     -------------                                ------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                     -------------
     Comprehensive income                                  65,486
Capital contribution from IDS Life                         40,000           --         40,000              --              --
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
          during the year, net of taxes of $3,400          (6,314)          --             --          (6,314)             --
       Reclassification adjustment for losses
           included in net income, net of tax
           of ($588)                                        1,093           --             --           1,093              --
                                                     -------------                                ------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                     -------------
     Comprehensive income                                  16,805
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1998                                486,149        2,000        282,872          44,295         156,982
Comprehensive loss:
     Net income                                            33,987           --             --              --          33,987
     Unrealized holding losses arising
         during the year, net of taxes of $(59,231)      (110,001)          --             --        (110,001)             --
     Reclassification adjustment for gains
          included in net income, net of tax               (4,047)                                     (4,047)             --
          of $(2,179)                                -------------                                ------------
     Other comprehensive loss                            (114,048)          --             --        (114,048)             --
                                                     -------------
     Comprehensive loss                                   (80,061)
                                                     -------------    --------    ------------    ------------    -------------

Balance, December 31, 1999                               $406,088       $2,000       $282,872        $(69,753)       $190,969
                                                     =============    ========    ============    ============    =============


                                         See accompanying notes.

                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                         Years ended December 31,
                                              ($ thousands)
                                                                      1999          1998          1997
                                                                   -----------   -----------   -----------
Cash flows from operating activities:
  Net income                                                       $   33,987    $   22,026    $   28,313
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                               5,064        (2,152)       (8,017)
      Change in accounts receivable                                      (102)          349         9,304
      Change in deferred policy acquisition costs, net                 16,191        28,022       (21,276)
      Change in other assets                                               34            74         4,840
      Change in policy claims and other policyholders' funds            4,708        (3,939)      (16,099)
      Deferred income tax (benefit) provision                             711        (9,591)       (2,485)
      Change in other liabilities                                      (7,064)        7,595         1,255
      Amortization of premium (accretion of discount), net              2,315           122        (2,316)
      Net realized (gain) loss on investments                          (6,565)        4,788           509
      Other, net                                                      (1,562)         2,544           959
                                                                   -----------   -----------   -----------

         Net cash provided by (used in) operating activities           47,717        49,838        (5,013)

Cash flows from investing activities:
    Fixed maturities held to maturity:
        Purchases                                                          --            --        (1,996)
        Maturities                                                     65,705        73,601        41,221
        Sales                                                           8,466        31,117        30,601
    Fixed maturities available for sale:
        Purchases                                                    (593,888)     (298,885)     (688,050)
        Maturities                                                    248,317       335,357       231,419
        Sales                                                         469,126        48,492        73,366
    Other investments:
        Purchases                                                     (28,520)     (161,252)     (199,593)
        Sales                                                          57,548        78,681        29,139
    Change in amounts due to brokers                                  (29,132)       19,412       (53,796)
                                                                   -----------   -----------   ------------

          Net cash provided by (used in) investing activities         197,622       126,523      (537,689)

Cash flows from financing activities:
 Activity related to investment contracts:
    Considerations received                                           299,899       302,158       783,339
    Surrenders and other benefits                                    (753,821)     (707,052)     (552,903)
    Interest credited to account balances                             208,583       228,533       231,437
    Capital contribution from parent                                       --            --        40,000
                                                                   -----------   -----------   -----------

          Net cash (used in) provided by financing activities        (245,339)     (176,361)      501,873
                                                                   -----------   -----------   -----------

Net decrease in cash and cash equivalents                                  --            --       (40,829)

Cash and cash equivalents at beginning of year                             --            --        40,829
                                                                   -----------   -----------   -----------

Cash and cash equivalents at end of year                           $       --    $       --    $      --
                                                                   ===========   ===========   ==========
                                         See accompanying notes.


1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis.
     Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

     Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                        1999            1998           1997
                                        ----            -----          ----
    Cash paid during the year for:
      Income taxes                      $22,007        $19,035       $19,456
      Interest on borrowings              2,187          5,437         1,832

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million. Net unlocking adjustments in 1999 and 1997 were not significant.

     Liabilities for future policy benefits

     Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

     Federal income taxes

     The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1999 and 1998 are $2,147 and $3,504, respectively, payable to IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

      Accounting changes

     American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

     Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                                   Gross           Gross
                                                Amortized        Unrealized       Unrealized        Fair
    Held to maturity                             Cost              Gains           Losses           Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    7,514       $     23         $    431        $    7,106
    State and municipal obligations                  3,002             44               --             3,046
    Corporate bonds and obligations                816,826          5,966           23,311           799,482
    Mortgage-backed securities                     179,007            296            4,834           174,469
                                                ----------       --------         --------        ----------
                                                $1,006,349       $  6,329         $ 28,576        $  984,103
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,047   $         --         $     47        $    1,999
    State and municipal obligations                  2,250             --              190             2,060
    Corporate bonds and obligations              1,419,150          7,445           90,703         1,335,892
    Mortgage-backed securities                     988,352          1,929           25,746           964,536
                                                ------------     --------         --------        ----------
                                                $2,411,799       $  9,374         $116,686        $2,304,487
                                                ==========       ========         ========        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                   Gross           Gross
                                                 Amortized       Unrealized       Unrealized         Fair
    Held to maturity                               Cost            Gains           Losses            Value
    ----------------                            ----------       --------         --------        ----------
    U.S. Government agency obligations          $    8,652       $    423         $     --        $    9,075
    State and municipal obligations                  3,003            149               --             3,152
    Corporate bonds and obligations                877,140         48,822            6,670           919,292
    Mortgage-backed securities                     192,398          2,844               29           195,213
                                                ----------       --------         --------        ----------
                                                $1,081,193       $ 52,238         $  6,699        $1,126,732
                                                ==========       ========         ========        ==========

    Available for sale
    U.S. Government agency obligations          $    2,062       $    116         $     --        $    2,178
    Corporate bonds and obligations              1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                   1,051,836         32,232               89         1,083,979
                                                ----------       --------         --------        ----------
                                                $2,526,712       $102,338          $34,192        $2,594,858
                                                ==========       ========          =======        ==========

     The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized            Fair
    Held to maturity                              Cost             Value

    Due in one year or less                    $    26,214        $   26,334
    Due from one to five years                     412,533           408,638
    Due from five to ten years                     331,187           320,146
    Due in more than ten years                      57,408            54,516
    Mortgage-backed securities                     179,007           174,469
                                             -------------     -------------
                                               $ 1,006,349        $  984,103
                                               ===========      ============

                                               Amortized            Fair
    Available for sale                            Cost             Value

    Due in one year or less                    $    46,937        $   47,236
    Due from one to five years                      75,233            73,525
    Due from five to ten years                   1,037,001           980,633
    Due in more than ten years                     264,276           238,557
    Mortgage-backed securities                     988,352           964,536
                                              ------------      ------------
                                                $2,411,799        $2,304,487

     During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $8,466, $31,117 and $29,561, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147 respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively.

     At December 31, 1999, bonds carried at $3,277 were on deposit with various states as required by law.

     At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $486 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                                    1999             1998
    ----------------------                       -----------       -----------
    Aaa/AAA                                       $1,168,144        $1,242,301
    Aa/AA                                             42,859            45,526
    Aa/A                                              52,416            60,019
    A/A                                              422,668           422,725
    A/BBB                                            189,072           228,656
    Baa/BBB                                          995,152         1,030,874
    Baa/BB                                            64,137            79,687
    Below investment grade                           483,700           498,117
                                                ------------      ------------
                                                  $3,418,148        $3,607,905

     At December 31, 1999, approximately 94 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

     At December 31, 1999, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                               December 31, 1999                        December 31, 1998
                                         -------------------------------       --------------------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           to Purchase           Sheet            to Purchase
    ----------------------------------   -----------         -----------        ----------          -----------
    South Atlantic                          $194,325         $        --          $198,552             $    651
    Middle Atlantic                          118,699                  --           129,284                  520
    East North Central                       126,243                  --           134,165                2,211
    Mountain                                 103,751                  --           113,581                   --
    West North Central                       125,891                 513           119,380                9,626
    New England                               43,345                 802            46,103                   --
    Pacific                                   41,396                  --            43,706                   --
    West South Central                        31,153                  --            32,086                   --
    East South Central                         7,100                  --             7,449                   --
                                         -----------        ------------       -----------         ------------
                                             791,903               1,315           824,306               13,008
    Less allowance for losses                  6,650                  --             8,500                   --
                                         -----------        ------------       -----------         ------------
                                            $785,253            $  1,315          $815,806              $13,008
                                            ========            ========          ========              =======


2.   Investments (continued)
                                               December 31, 1999                       December 31, 1998
                                          ------------------------------         ------------------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
                                          ----------      --------------        ----------         ------------
    Department/retail stores                $232,449        $     1,315           $253,380            $     781
    Apartments                               181,346                 --            186,030                2,211
    Office buildings                         202,132                 --            206,285                9,496
    Industrial buildings                      83,186                 --             82,857                  520
    Hotels/Motels                             43,839                 --             45,552                   --
    Medical buildings                         32,284                 --             33,103                   --
    Nursing/retirement homes                   6,608                 --              6,731                   --
    Mixed Use                                 10,059                 --             10,368                   --
                                          ----------      --------------        ----------         ------------
                                             791,903              1,315            824,306               13,008
    Less allowance for losses                  6,650                 --              8,500                   --
                                         -----------      --------------       -----------         ------------
                                            $785,253         $    1,315           $815,806              $13,008
                                            ========         ==========           ========              =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1999, the Company's recorded investment in impaired loans was $5,200 with an allowance of $1,250. At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. During 1999 and 1998, the average recorded investment in impaired loans was $5,399 and $2,736, respectively.

     The Company recognized $136, $251 and $nil of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

     The following table presents changes in the allowance for investment losses related to all loans:

                                                     1999        1998         1997
                                                     ----        ----         ----
    Balance, January 1                               $8,500      $3,718       $2,370
    Provision (reduction) for investment losses      (1,850)      4,782        1,805
    Loan payoffs                                         --          --         (457)
                                                     ------   ---------      -------
    Balance, December 31                             $6,650      $8,500       $3,718
                                                     ======      ======       ======

     Net investment income for the years ended December 31 is summarized as follows:

                                                     1999         1998        1997
                                                     -----        -----       ----
    Interest on fixed maturities                   $265,199    $285,260     $278,736
    Interest on mortgage loans                       63,721      65,351       55,085
    Interest on cash equivalents                        534         137          704
    Other                                            (1,755)     (2,493)       1,544
                                                   ---------- ----------   ----------
                                                    327,699     348,255      336,069
    Less investment expenses                          4,953       8,036        3,801
                                                   ---------  ----------   ----------
                                                   $322,746    $340,219     $332,268
                                                   ========    ========     ========

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                                      1999        1998         1997
                                                      ----        ----         ----
    Fixed maturities                               $  6,534     $   863      $ 1,638
    Mortgage loans                                   (1,650)     (4,816)      (1,348)
    Other investments                                (1,819)       (835)        (799)
                                                   ---------   --------      -------
                                                   $  3,065     $(4,788)     $  (509)
                                                   =========    =======      =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                                      1999       1998         1997
                                                     -----        -----       ----
    Fixed maturities available for sale           $(175,458)    $(8,032)     $57,188

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                                     1999         1998        1997
                                                     ----         ----        ----
    Federal income taxes:
      Current                                      $ 15,531    $ 23,227      $17,668
      Deferred                                          711      (9,591)      (2,485)
                                                   --------    --------      -------
                                                     16,242      13,636       15,183

    State income taxes-current                          433         759        1,462
                                                   --------    --------      -------
    Income tax expense                             $ 16,675    $ 14,395      $16,645
                                                   ========    ========      =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:

                                                       1999                      1998                     1997
                                               ------------------       ------------------       ---------------------
                                               Provision    Rate        Provision    Rate        Provision       Rate
                                               ---------    -----       ---------    -----       ---------       -----
     Federal income taxes based
       on the statutory rate                    $17,731     35.0%         $13,972    35.0%        $15,735        35.0%
     Increases (decreases) are
      attributable to:
         Tax-excluded interest                      (14)      --              (35)   (0.1)            (41)       (0.1)
         State tax, net of federal benefit          281      0.5              493     1.2             956         2.1
         Reduction of mortgage loss
           reserve                               (1,225)    (2.4)              --       --             --          --
      Other, net                                    (98)    (0.2)             (35)       --            (5)         --
                                                 ------    -----         --------    ------          ----      ------
      Total income taxes                        $16,675     32.9 %        $14,395    36.1%        $16,645        37.0%
                                                =======     =====         =======    ====         =======        ====

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                             1999          1998
                                                          -------       -------
    Policy reserves                                        $46,243      $51,298
    Unrealized losses on investments                        39,678           --
    Other                                                    1,070        2,214
                                                          --------     --------
         Total deferred income tax assets                   86,991       53,512
                                                          --------     --------

    Deferred income tax liabilities:
    Deferred policy acquisition costs                       49,490       52,908
    Unrealized gains on investments                             --       23,803
                                                          --------     --------
         Total deferred income tax liabilities              49,490       76,711
                                                          --------     --------
         Net deferred income tax assets (liabilities)      $37,501     ($23,199)
                                                           =======     ========

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $58,223 and $45,716 as of December 31, 1999 and 1998, respectively. In addition, dividends in excess of $15,241 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                           1999           1998             1997
                                        ---------      ---------        -------
    Statutory net income                  $ 15,241       $ 37,902      $ 23,589
    Statutory stockholder's equity         343,094        330,588       302,264

5.   Related party transactions

     The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $8,258 and $6,651 at December 31, 1999 and 1998, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $38,931, $28,482 and $24,535 for the years ended December 31, 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

     The Company's holdings of derivative financial instruments are as follows:

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1999                        Amount            Amount            Value          Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
    Interest rate caps                     $  900,000         $  3,212         $  4,437          $  4,437
        Interest rate floors                2,000,000            8,258            2,251             2,251
     Off balance sheet assets:
        Interest rate swaps                 2,000,000               --           18,274            18,274
                                                             ---------         --------          --------
                                                               $11,470          $24,962           $24,962
                                                               =======          =======           =======


7.   Derivative financial instruments (continued)

                                            Notional         Carrying            Fair         Total Credit
    December 31, 1998                        Amount            Amount            Value           Exposure
    -----------------                       --------         --------           ------        ------------
      Assets:
        Interest rate caps                 $  900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors                1,000,000            6,651           17,798            17,798
      Off balance sheet liabilities:
        Interest rate swaps                 1,000,000               --          (33,500)               --
                                                             ---------        ----------         --------
                                                               $12,103        ($ 14,184)          $19,316
                                                               =======        ===========         =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2006.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                December 31,
                                                                    1999                          1998
                                                         --------------------------      --------------------------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    ----------------                                     ----------       ---------      ----------      ----------
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,006,349        $984,103      $1,081,193      $1,126,732
       Available for sale                                 2,304,487       2,304,487       2,594,858       2,594,858
    Mortgage loans on real estate (Note 2)                  785,253         770,095         815,806         874,064
    Derivative financial instruments (Note 7)                11,470          24,962          12,103          19,316
    Separate account assets (Note 1)                        220,994         220,994         123,185         123,185

    Financial Liabilities
    Future policy benefits for fixed annuities           $3,905,849      $3,778,945      $4,152,059      $4,000,789
    Separate account liabilities                            220,994         209,942         123,185         115,879
    Derivative financial instruments (Note 7)                    --              --              --          33,500

     At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $15,633 and $14,793, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998.

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

9.   Commitments and contingencies

     In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

10. YEAR 2000 ISSUE (unaudited)

     The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

     A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

     AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

     In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.




                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

                  The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

                  The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                     CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

           The facing sheet.

           The prospectus consisting of 74 pages.

           The undertakings to file reports.

           The signatures.

           The following exhibits:

1.    A.   Copies of all exhibits required by paragraph A of instructions for
           Exhibits in Form N-8B-2 to the Registration Statement.

           (1)       (a)   Resolution  of the  Executive  Committee  of the
                           Board  of  Directors  of  American   Enterprise  Life
                           Insurance Company  establishing the Trust, dated July
                           15, 1987, filed electronically as Exhibit 1.A (1)(a) to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

                     (b) Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing the Separate Account, dated November 3, 1999, filed electronically as Exhibit 1.A (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, and is incorporated herein by reference.

           (2)             Not applicable.

           (3)    (a)      Not applicable.

           (b)    (1)      Form  of  Selling  Agreement  for American Enterprise
                           Life Insurance Company is filed electronically herewith.

           (c) Schedules of Sales Commissions filed electronically as Exhibit 1.A.(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

           (4)             Not applicable.

           (5)    (a)      Flexible Premium Variable Life Insurance Policy (
                           (SIG-VUL)filed electronically as Exhibit 1.A (5)(a) to Pre-Effective Amendment No. 1 to the Registration
                           Statement No. 333-84121, is incorporated herein by reference.

                  (b) Accidental Death Benefit Rider filed electronically as Exhibit 1.A.(5)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (c) Additional Insured Rider (Term Insurance) filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (d) Children's Level Term Insurance Rider filed electronically as Exhibit 1.A.(5)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (e) Term Insurance Rider filed electronically as Exhibit 1.A.(5)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


                  (f) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit
                           1.A.(5)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


           (6)     (a)     Amendment  and   Restatement   of  Articles  of
                           Incorporation of American  Enterprise Life dated July
                           29, 1986, filed electronically as Exhibit 6.1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

                  (b)      Amended  By-Laws of  American  Enterprise  Life filed
                           electronically as Exhibit 6.2 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

           (7)             Not applicable.

           (8)    (a)      Copy of Participation  Agreement between American
                           Enterprise  Life  Insurance  Company and the Variable
                           Insurance   Products  Fund,   Fidelity   Distributors
                           Corporation,    dated   September   1,   1999   filed
                           electronically as Exhibit 1.A.(8)(a) to Pre-Effective
                           Amendment  No. 1 to the  Registration  Statement  No.
                           333-84121, is incorporated herein by reference.

                  (b) Copy of Participation Agreement between American Enterprise Life Insurance Company and the Variable Insurance Products Fund III, Fidelity Distributors Corporation, dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (c) Form of Participation Agreement between American Enterprise Life Insurance Company and Royce Capital Fund, Royce & Associates, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (d) Form of Participation Agreement between American Enterprise Life Insurance Company and Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (e) Form of Participation Agreement between American Enterprise Life Insurance Company and MFS Variable Insurance Trust, Massachusetts Financial Services Company, dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (f) Form of Participation Agreement between American Enterprise Life Insurance Company and Lazard Asset Management, Lazard Retirement Series, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (g) Form of Participation Agreement between American Enterprise Life Insurance Company and Baron Capital Funds, BAMCO Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(g) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

                  (h) Form of Participation Agreement between American Enterprise Life Insurance Company and Putnam Capital Manager Trust, Putnam Mutual Funds Corp., dated January 16, 1995, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated herein by reference.

           (9)             None.

           (10) Form of Application for the Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A.(10) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

            (11) American Enterprise Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 11 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

B.         (1)             Not applicable.

           (2)             Not applicable.

C. Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6. Actuarial opinion of Mark Gorham is filed electronically herewith.

7. (a) Written actuarial consent of Mark Gorham is filed electronically herewith.

     (b) Written auditor consent of Ernst & Young LLP is filed electronically herewith.

     (c) Power of Attorney to sign amendments to this Registration Statement dated July 29, 1999 filed electronically as Exhibit 7 (c) to its Initial Registration Statement on Form S-6 is incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Pre-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 25th day of April, 2000.

                              American Enterprise Variable Life Separate Account
                                                                    (Registrant)

                                   By American Enterprise Life Insurance Company
                                                                       (Sponsor)

                                   By    /s/  Richard W. Kling*
                                              Richard W. Kling
                                   Director, President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2000.

Signature                          Title

/s/   James E. Choat*              Director, President and Chief Executive
      James E. Choat               Officer

/s/   Jeffrey S. Horton*           Vice President and Treasurer
      Jeffrey S. Horton

/s/   Richard W. Kling*            Director, President and Chairman of the Board
      Richard W. Kling

/s/   Paul S. Mannweiler*          Director
      Paul S. Mannweiler

/s/   Paula R. Meyer*              Director and Executive Vice President,
      Paula R. Meyer               Assured Assets

/s/   William A. Stoltzmann*       Director, Vice President, General Counsel and
      William A. Stoltzmann        Secretary

/s/   Philip C. Wentzel*           Vice President and Controller
      Philip C. Wentzel

*Signed pursuant to Power of Attorney dated July 29, 1999 filed electronically as an Exhibit 7(c) to its Initial Registration Statement on Form S-6 is incorporated herein by reference.


By:   /s/  Mary Ellyn Minenko
           Mary Ellyn Minenko
           Vice President, Group Counsel and Assistant Secretary